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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-06536
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin D. Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 01/31/11

Item 1. Schedule of Investments.

Invesco Van Kampen Trust for Investment
Grade New Jersey Municipals
Quarterly Schedule of Portfolio Holdings
January 31, 2011

invesco.com/us           VK-CE-IGNJM-QTR-1 01/11           Invesco Advisers, Inc.

Schedule of Investments
January 31, 2011
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations—171.67%

New Jersey—140.46%
Bergen (County of) Utilities Authority;
Series 1992, Edgewater Municipal Utilities Ref. RB (INS-NATL) (a)(b)(c)	0.00%	11/01/12	$2,330	$2,290,204
Series 2006, Water Pollution Control System PCR (INS-AMBAC) (a)	5.00%	12/15/31	2,250	2,239,762
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/38	750	594,765
Camden (City of); Series 1991, Unlimited Tax GO Bonds (INS-AGM) (a)(b)	0.00%	02/15/11	4,095	4,093,362
Camden (County of) Municipal Utilities Authority;
Series 1990 B, Sewer RB (INS-NATL/FGIC) (a)(b)	0.00%	09/01/14	2,000	1,804,140
Series 1990 B, Sewer RB (INS-NATL/FGIC) (a)(b)	0.00%	09/01/15	2,500	2,138,500
Colts Neck (Township of); Board of Education; Series 2002, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	02/01/21	1,000	1,104,470
Cumberland (County of) Improvement Authority; Series 2009 A, Solid Waste Systems RB (l)	5.00%	07/01/11	1,500	1,527,060
East Orange (City of) Board of Education;
Series 1998, COP (INS-AGM) (a)(b)	0.00%	08/01/19	1,845	1,181,187
Series 1998, COP (INS-AGM) (a)(b)	0.00%	02/01/25	1,845	780,324
Series 1998, COP (INS-AGM) (a)(b)	0.00%	02/01/28	2,850	949,677
Essex (County of) Improvement Authority; Series 2004, Ref. RB (INS-NATL) (a)	5.50%	10/01/28	1,000	1,033,150
Essex (County of) Improvement Authority (Newark); Series 2010 A, Lease RB	6.25%	11/01/30	1,000	1,000,240
Essex (County of) Utilities Authority; Series 2009, Solid Waste Ref. RB (INS-AGL) (a)	5.00%	04/01/21	775	826,716
Gloucester (County of) Pollution Control Financing Authority (Exxon Mobil); Series 2003, Ref. PCR (d)(e)	0.15%	01/01/22	500	500,000
Hudson (County of) Improvement Authority; Series 2010 A, Solid Waste Systems Ref. RB	6.00%	01/01/40	1,000	1,039,100
Mantua (Township of) School District; Series 2002, Ref. GO Bonds (INS-NATL) (a)	5.00%	03/01/15	1,020	1,059,148
Mercer (County of) Improvement Authority (Solid Waste); Series 1992, Ref. RB (b)(c)	0.00%	04/01/12	7,055	6,975,772
Middlesex (County of) Improvement Authority (Admin Building Residential); Series 2001, RB (INS-FNMA) (a)(f)	5.35%	07/01/34	1,000	978,140
New Jersey (State of) Economic Development Authority (American Water Company Inc.); Series 2010 B, Water Facilities Ref. RB (f)	5.60%	11/01/34	1,000	956,910
New Jersey (State of) Economic Development Authority (American Water Company Inc.); Series 2010 D, Water Facilities Ref. RB (f)	4.88%	11/01/29	500	456,040
New Jersey (State of) Economic Development Authority (Cranes Mill); Series 2008, First Mortgage RB	6.00%	07/01/38	1,000	874,360
New Jersey (State of) Economic Development Authority (Kapkowski Road Landfill Reclamation Improvement District); Series 2002, Economic Development Special Assessment RB	5.75%	10/01/21	1,000	953,540
New Jersey (State of) Economic Development Authority (Lawrenceville School); Series 1996 B, RB (d)(e)	0.26%	07/01/26	1,000	1,000,000
New Jersey (State of) Economic Development Authority (Lions Gate); Series 2005 A, First Mortgage RB	5.88%	01/01/37	375	311,306
New Jersey (State of) Economic Development Authority (Middlesex Water Company Inc.); Series 2002, Water Facilities Ref. RB (INS-AMBAC) (a)(f)	5.10%	01/01/32	1,500	1,356,810
New Jersey (State of) Economic Development Authority (Motor Vehicle); Series 2004 A, RB (INS-BHAC) (a)(g)	5.25%	07/01/26	7,000	7,566,720
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2007, RB	5.13%	06/15/27	525	465,255
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2007, RB	5.13%	06/15/37	700	577,752
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC — Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	1,000	905,620
New Jersey (State of) Economic Development Authority (School Facilities Construction);
Series 2005 N-1, RB (INS-AMBAC) (a)	5.50%	09/01/26	1,500	1,550,820
Series 2006 R-3, Sub RB (LOC-Bank of Nova Scotia) (d)(e)(h)	0.24%	09/01/31	1,200	1,200,000
Series 2009 Z, RB (INS-AGL) (a)	5.50%	12/15/34	1,000	1,034,450
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2009 BB, RB	5.00%	09/01/34	1,250	1,193,325
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey (State of) Economic Development Authority (School Facilities); Series 2007 U, RB (INS-AGM) (a)(g)	5.00%	09/01/32	$7,000	$6,940,360
New Jersey (State of) Economic Development Authority (Seabrook Village Inc. Facility);
Series 2006, Retirement Community Ref. RB	5.25%	11/15/26	500	423,910
Series 2006, Retirement Community Ref. RB	5.25%	11/15/36	500	397,040
New Jersey (State of) Economic Development Authority (Winchester Gardens at Ward Homestead); Series 2004 A, First Mortgage Ref. RB	5.80%	11/01/31	2,000	1,867,340
New Jersey (State of) Economic Development Authority; Series 1992, RB (INS-NATL) (a)	5.90%	03/15/21	10,000	11,388,600
New Jersey (State of) Educational Facilities Authority (Institute of Technology); Series 2010 H, RB	5.00%	07/01/31	500	477,800
New Jersey (State of) Educational Facilities Authority (Monmouth University); Series 1998 D, RB	5.13%	07/01/24	500	481,660
New Jersey (State of) Health Care Facilities Financing Authority (Childrens Specialized Hospital) Series 2005 A, RB	5.50%	07/01/36	1,500	1,343,580
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack University Medical Center);
Series 2008, RB (INS-AGL) (a)	5.13%	01/01/27	1,000	982,880
Series 2010, Ref. RB	5.00%	01/01/34	500	447,285
New Jersey (State of) Health Care Facilities Financing Authority (Holy Name Medical Center); Series 2010, Ref. RB	5.00%	07/01/25	500	440,285
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System); Series 2007, RB (INS-AGL) (a)	5.00%	07/01/38	1,995	1,866,562
New Jersey (State of) Health Care Facilities Financing Authority (Robert Wood Johnson University Hospital); Series 2010, Ref. RB	5.00%	07/01/31	550	516,489
New Jersey (State of) Health Care Facilities Financing Authority (Saint Clares Hospital Inc.); Series 2004 A, RB (INS-RADIAN) (a)(c)	5.25%	07/01/23	1,000	1,121,360
New Jersey (State of) Health Care Facilities Financing Authority (Saint Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/38	700	690,802
New Jersey (State of) Health Care Facilities Financing Authority (Saint Mary Hospital); Series 1993, RB (c)	5.88%	07/01/12	220	228,886
New Jersey (State of) Health Care Facilities Financing Authority (Saint Peter’s University Hospital Obligation); Series 2007, RB	5.75%	07/01/37	2,300	2,064,825
New Jersey (State of) Health Care Facilities Financing Authority (South Jersey Hospital);
Series 2002, RB (l)	6.00%	07/01/12	2,000	2,152,260
Series 2006, RB	5.00%	07/01/36	2,000	1,776,420
Series 2006, RB	5.00%	07/01/46	2,000	1,715,140
New Jersey (State of) Health Care Facilities Financing Authority (The General Hospital Center at Passaic Inc.),
Series 1994, RB (INS-AGM) (a)(c)	6.50%	07/01/11	565	577,679
Series 1994, RB (INS-AGM) (a)(c)	6.75%	07/01/19	4,250	5,187,550
New Jersey (State of) Higher Education Assistance Authority; Series 2010 1A, Ref., Student Loan RB (g)	5.00%	12/01/26	8,150	7,652,606
New Jersey (State of) Higher Education Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/30	1,500	1,499,865
New Jersey (State of) Housing & Mortgage Finance Agency; Series 1997 A, Multi-Family Housing RB (INS-AMBAC/FHA) (a)(f)	5.55%	05/01/27	1,270	1,269,898
New Jersey (State of) Transportation Trust Fund Authority (Transportation System);
Series 2009 A, RB (b)	0.00%	12/15/39	6,000	865,440
Series 2010 A, RB (b)	0.00%	12/15/30	1,600	438,576
Series 2010 A, RB (b)	0.00%	12/15/31	3,000	762,720
New Jersey (State of) Turnpike Authority;
Series 1991 C, RB (INS-NATL/IBC) (a)(c)	6.50%	01/01/16	1,880	2,122,877
Series 1991 C, RB (INS-NATL/IBC/BNY) (a)	6.50%	01/01/16	390	455,840
Series 2005 A, Ref. RB (INS-AGM) (a)	5.25%	01/01/27	705	738,798
Newark (City of) Housing Authority (South Ward Police Facility); Series 2009, Housing RB (INS-AGL) (a)	6.75%	12/01/38	600	660,678
North Hudson (County of) Sewerage Authority; Series 2002 A, Ref. RB (INS-NATL/FGIC) (a)	5.25%	08/01/16	1,000	1,033,750
Passaic (County of) Improvement Authority (200 Hospital Plaza Corp.); Series 2010, RB	5.00%	05/01/42	500	477,910
Rahway Valley (City of) Sewerage Authority; Series 2005 A, RB (INS-NATL) (a)(b)	0.00%	09/01/32	5,000	1,228,800
Rutgers State University of New Jersey / New Brunswick (City of); Series 1992 A, Ref. RB	6.40%	05/01/13	550	581,641
Salem (County of) Improvement Authority (Finlaw Street Office Building); Series 2007, RB (INS-AGM) (a)	5.25%	08/15/32	1,300	1,197,677
Tobacco Settlement Financing Corp.; Series 2007 1A, RB (l)	6.00%	06/01/12	1,500	1,609,020
Tobacco Settlement Financing Corp.; Series 2007 1A, RB	5.00%	06/01/41	2,830	1,713,027
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Union (County of) Utilities Authority (Ogden Martin Systems of Union, Inc.); Series 1998 A, Solid Waste Facility Sr. Lease RB (INS-AMBAC) (a)(f)	5.35%	06/01/23	$1,490	$1,455,462
University of Medicine & Dentistry; Series 1997 A, COP (INS-NATL) (a)	5.00%	09/01/17	905	923,833

				122,295,756

New York—12.84%

Port Authority of New York & New Jersey (Consolidated Eighty-Fifth); Series 1993, RB (INS-NATL/IBC) (a)	5.38%	03/01/28	2,000	2,158,480
Port Authority of New York & New Jersey (Consolidated One Hundred Fifty-Second); Series 2008, RB (f)(g)	5.00%	11/01/28	3,700	3,461,868
Port Authority of New York & New Jersey (Consolidated One Hundred Forty-Fourth); Series 2006, RB (g)	5.00%	10/01/35	5,000	4,885,300
Port Authority of New York & New Jersey (JFK International Air Terminal LLC); Series 2010, Special Project RB	6.00%	12/01/42	710	674,749

				11,180,397

Puerto Rico—9.05%

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.00%	07/01/28	1,000	931,650
Series 2008 WW, RB	5.25%	07/01/33	1,000	904,740
Series 2008 WW, RB	5.50%	07/01/21	2,000	2,062,500
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS-AMBAC) (a)	5.50%	07/01/27	550	519,854
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2004 I, RB (l)	5.25%	07/01/14	25	28,169
Puerto Rico (Commonwealth of) Sales Tax Financing Corp.; Series 2009 A, First Sub RB	5.75%	08/01/37	1,500	1,466,100
Puerto Rico (Commonwealth of) Sales Tax Financing Corp.;
Series 2010, First Sub. Sales Tax RB (i)	6.25%	08/01/33	660	443,863
Series 2010 A, First Sub. Sales Tax RB	5.38%	08/01/39	435	400,866
Series 2010 C, First Sub. Sales Tax RB	5.25%	08/01/41	1,250	1,122,700

				7,880,442

Virgin Islands—4.96%

Virgin Islands (Government of) Public Finance Authority (Gross Receipts Taxes Loan Note); Series 1999 A, RB	6.38%	10/01/19	2,000	2,021,000
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Trust Loan Note);
Series 2009 A, Sub RB	6.00%	10/01/39	870	859,360
Series 2009 A, Sub. RB	6.63%	10/01/29	725	745,293
Series 2010 A, Sr. Lien/Working Capital RB	5.00%	10/01/29	750	696,607

				4,322,260

Guam—3.27%

Guam (Territory of) Government Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	470	409,347
Guam (Territory of) Power Authority; Series 1999 A, RB (INS-AMBAC) (a)	5.13%	10/01/29	1,250	1,126,775
Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/40	365	341,249
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.63%	12/01/29	1,000	965,590

				2,842,961

Pennsylvania—1.09%

Delaware (City of) River Port Authority; Series 2010 D, RB	5.00%	01/01/40	1,000	951,570

TOTAL INVESTMENTS(j)—171.67% (Cost $151,241,065)				149,473,386

Floating Rate Note and Dealer Trusts Obligations Related to Securities Held—(21.46)% (k)
Notes with interest rates ranging from 0.29% to 0.38% at 01/31/11 and contractual maturities of collateral ranging from 07/01/26 to 10/01/35. See Note 1 D			(18,685)	(18,685,000)
PREFERRED SHARES OF BENEFICIAL INTEREST—(52.26)%				(45,500,000)
OTHER ASSETS LESS LIABILITIES—2.05%				1,781,133
NET ASSETS—100.00%				$87,069,519
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Investment Abbreviations:

AGL	— Assured Guaranty Ltd.

AGM	— Assured Guaranty Municipal Corp.

AMBAC	— American Municipal Bond Assurance Corp.*

BHAC	— Berkshire Hathaway Assurance Corp.

BNY	— Bank of New York

COP	— Certificates of Participation

FGIC	— Financial Guaranty Insurance Co.

FHA	— Federal Housing Administration

FNMA	— Federal National Mortgage Association

GO	— General Obligation

IBC	— International Bancshares Corp.

INS	— Insurer

LOC	— Letter of Credit

NATL	— National Public Finance Guarantee Corp.

PCR	— Pollution Control Revenue Bonds

Radian	— Radian Asset Assurance, Inc.

RB	— Revenue Bonds

Ref.	— Refunding

Sr.	— Senior

Sub.	— Subordinated

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Capital appreciation bond.

(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Interest rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2011.

(f)	Security subject to the alternative minimum tax.

(g)	Underlying security related to Special Purpose Trusts entered into by the Trust. See Note 1 D.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch, or subsidary.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
National Public Finance Guarantee Corp.	18.49%
Assured Guaranty Municipal Corp.	15.22%
American Municipal Bond Assurance Corp.*	6.37%
Berkshire Hathaway Assurance Corp.	5.06%

(k)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at January 31, 2011. At January 31, 2011, the Trust’s investments with a value of $30,506,854 are held by Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”) and serve as collateral for the $18,685,000 in the floating rate note obligations outstanding at that date.

(l)	Advance refunded.

*	AMBAC filed for bankrupcy on November 8, 2010.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Schedule of Investments
January 31, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
     Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
     Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Inverse Floating Rate Obligations — The Trust may invest in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

sale of fixed rate bonds by the Trust to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate obligations. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.
     TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
     The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note and dealer trust obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption Interest expense on the Statement of Operations.
     The Trust generally invest in inverse floating rate obligations that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate obligations are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
E.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
F.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
     Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a fund’s investments in municipal securities.
     There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on

Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of January 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the three months ended January 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Securities	$—	$149,473,386	$—	$149,473,386

NOTE 3 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the three months ended January 31, 2011 was $3,690,492 and $5,740,238, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,207,228

Aggregate unrealized (depreciation) of investment securities	(6,909,513)

Net unrealized appreciation (depreciation) of investment securities	$(1,702,285)

Cost of investments for tax purposes is $151,175,671.
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

Item 2. Controls and Procedures.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Trust for Investment Grade New Jersey Municipals

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	April 1, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	April 1, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	April 1, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.